The Annuity Contract
Issued by
Brighthouse Life Insurance Company

Brighthouse Shield Level Pay Plus® II Advisory Annuity

Updating Summary Prospectus
April 27, 2026
An individual single premium deferred index-linked annuity contract
This Summary Prospectus summarizes key features of the Brighthouse Shield Level Pay Plus® II Advisory Annuity contract (the “Contract” or “contract”), an individual single premium deferred index-linked annuity contract, issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF251?site=BHF1. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection. In return for downside protection, we may limit positive index gains for the Shield Options.
We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals to pay advisory fees. Withdrawals (including required minimum distributions (“RMDs”) and withdrawals to pay advisory fees) and Surrenders may be subject to income taxes and income tax penalties if taken before age 59½ and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options or if you exercise the Performance Lock before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial advisor about whether the Contract is appropriate for you.
BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. Additional general information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SPECIAL TERMS
In this summary prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Early Withdrawal.     Any withdrawal from Account Value taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal. The Rider Charge does not constitute an Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal. The Rider Charge does not constitute an Excess Withdrawal.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any applicable Rider Charge and any withdrawals to pay advisory fees); and less (d) any Premium Tax or other taxes, if applicable.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Fee Rate (for determining the Rider Charge), Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options
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available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Fee Rate, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 497 under the Securities Act of 1933, as a 497 form type filing (File Number 333-282752).
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value.The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and, if applicable, the Interim Value is also used on a Contract Anniversary to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Rider Charge and any withdrawals to pay advisory fees) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate represents a percentage that can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
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Surrender.  A full withdrawal of your Account Value.
Term.     The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date for the Fixed Account, during the Accumulation Period.
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UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered your Contract.
On November 6, 2025, Brighthouse Financial, Inc. (“BHF”) and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and BLIC’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	Fees, Expenses and Adjustments	Location in the Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal,
Surrender, or otherwise remove amounts from the Shield Options before the
Term End Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term, and later withdraw the entire amount before the Term has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs, withdrawals to pay advisory fees, and payments under the GLWB rider); (4) Surrenders; or (5) if applicable, on a
Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS INTERIM VALUE CALCULATION
Are There Transaction Charges?	No. Other than the Interim Value calculation, you will not be charged for other transactions.	FEE TABLE CHARGES, FEES, AND ADJUSTMENTS

Fees, Expenses and Adjustments	Location in the Prospectus
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year.
Please refer to your Contract specifications page for information about the specific fees you will pay each year.
There is an implicit ongoing fee on the Shield Options to the extent that your participation in Index gains is limited by us through the use of the
Cap Rate, Step Rate, or Edge Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
Annual Fee	Minimum	Maximum
Base Contract[1]	See GLWB Supplement[2]	See GLWB Supplement[2]
[1] Referred to elsewhere in this prospectus as the Rider Fee Rate, which is deducted as a percentage of the GLWB Base each Contract Anniversary.
[2] The supplement that must accompany this prospectus contains the current Rider Fee Rate and terms of the GLWB Rider applicable to your Contract. For the Market Growth with Rollup version of the GLWB rider, the Rollup Rate is applied to the GLWB Base before the Rider Charge is deducted.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Interim Value calculations that substantially increase costs.

Lowest Annual Cost: See GLWB Supplement	Highest Annual Cost: See GLWB Supplement
Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Market Growth version of the GLWB rider ●No sales charges ●No additional transfers or withdrawals ●No Interim Value calculation	●Investment of $100,000 ●5% annual appreciation ●Market Growth with Rollup version of the GLWB rider ●No sales charges ●No additional transfers or withdrawals ●No Interim Value calculation
Risks
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

●The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85%
for 15% downside protection; and 75% for 25% downside protection.
●We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside
protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT SHIELD RATES
Is this a Short-Term	No. The Contract is not a short-term investment and is not appropriate for an

	Risks	Location in the Prospectus
Investment?
investor who needs ready access to cash.
The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in taxes and tax penalties.
Amounts removed from a Shield Option or from the Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the Shield Option, as well as loss of positive Index Performance.
Withdrawals (including RMDs, withdrawals to pay advisory fees, payments under the GLWB rider, and the Rider Charge) will reduce your Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
Withdrawals from the Shield Options during a Term will reduce the Investment
Amount associated with the Shield Option by the same proportion that the
Interim Value of that Shield Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased. Reductions to the Investment Amount will reduce the Interim Value for that Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining
Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account (if available), to or from the Shield Option(s), and from the Holding Account. If we have allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the
next Contract Anniversary. Transfers may be made, according to your instructions, only during the Transfer Period following the Term End Date.
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:

●The Investment Amount allocated to the Shield Option that has reached its
Term End Date will automatically be renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate, as applicable, declared for that Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount in that Shield Option will automatically be transferred to the Fixed Account, if available, at the Term End Date, subject to the new interest rate declared for that Fixed Account Term. If the Fixed
Account is not available, the Investment Amount will automatically be transferred into the Holding Account.
●If you do not provide transfer instructions during the Transfer Period following the Fixed Account Term End Date, any Fixed Account Value will remain in the Fixed Account for another Fixed Account Term, subject to the new interest rate declared for that Term. If the Fixed Account is no longer available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT TRANSFERS
What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risks of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

	Risks	Location in the Prospectus

review the available Allocation Options before making an investment decision.
The Cap Rate, Step Rate, and Step Rate Edge (the Rate Crediting Types), as
applicable, will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example:

●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
●Step Rate. If the Index Performance is 15%, and the Step Rate 8%, we will credit an 8% Performance Rate at the end of the Term.
●Edge Rate. If the Index Performance is 15%, the Edge Rate is 7%, and the
Shield Option has a Shield Rate of 10%, we will credit a 7% Performance
Rate at the end of the Term. If the Index Performance is -10%, we will also credit a 7% Performance Rate at the end of the Term.
The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index
Performance is -25%, and you invest in a Shield Option with a 10% Shield
Rate, we will credit a -15% Performance Rate (the amount of negative Index
Performance that exceeds the Shield Rate) at the end of the Term.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
INDICES SHIELD RATES RATE CREDITING TYPES THE FIXED ACCOUNT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our appliable financial strength ratings, is available upon request by contacting us at (888) 243-1968.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Restrictions
Are There Restrictions on the Investment Options?
Yes.

●Limits on transfers.
○Transfers may only be made during the Accumulation Period, and only to or from the Fixed Account, to or from the Shield Option(s), and from the
Holding Account.
○Transfers may not be made into the Holding Account.
○Transfers among the Fixed Account and the Shield Options may only be made during the Transfer Period at the end of each Term.
○Transfers from the Holding Account may only be made on a Contract
Anniversary.
○
The minimum transfer amount is $500.
●The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold.
●Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term
End Date.
●We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
●We have the right to substitute a comparable index prior to the Term End
Date if any Index is discontinued or we determine that our use of such
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PURCHASE SHIELD OPTIONS ADDITION OR DISCONTINUANCE OF A SHIELD OPTION TRANSFERS THE FIXED ACCOUNT THE HOLDING ACCOUNT APPENDIX I

	Restrictions	Location in the Prospectus

Index should be discontinued because we are no longer licensed to use the
Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.
●We may change Cap Rates, Step Rates, and Edge Rates declared for the
Shield Options from one Term to the next, subject to the minimum guaranteed rates.
●Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
●We may change the interest rate for the Fixed Account declared from one
Fixed Account Term to the next, subject to the Minimum Guaranteed
Interest rate applicable to any Contract, which will not be less than 1%.
●The Contract is a single premium product. Additional Purchase Payments will not be accepted.

Are There Any Restrictions on Contract Benefits?
Yes.

●Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
●The GLWB rider is automatically issued with your Contract, and we charge an annual fee for this benefit (regardless of whether you utilize the benefit).
●The GLWB rider cannot be cancelled by you. There are circumstances in which we will terminate the GLWB rider.
●If the GLWB rider is terminated before your Annual Benefit Commencement
Date, you will have paid for the GLWB rider without receiving any lifetime income payments.
●If the GLWB rider is terminated, it cannot be reinstated.
●Investment restrictions may apply after the Annual Benefit Commencement
Date, as specified in the GLWB Supplement applicable to your Contract.
●Early Withdrawals and Excess Withdrawals will reduce the payments under the GLWB rider or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee.
○Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount. Such reductions may be significant and may be more than the amount of the withdrawal.
○Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment for the new GLWB Base, which is multiplied by the applicable Withdrawal Rate.
●All payments under the GLWB rider taken from the Shield Options prior to the end of a Term will result in an Interim Value calculation, and a proportionate reduction to the Investment Amount associated with the
Shield Option.
●All withdrawals (including RMDs, withdrawals to pay advisory fees, payments under the GLWB rider, and the Rider Charge) will reduce the death benefit. Rider Charges will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment.
Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
●The availability of Contract benefits may vary depending on the selling firm or state through which your Contract is sold.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT DEATH BENEFIT LIVING BENEFIT APPENDIX H APPENDIX I
Taxes
What are the Contract’s	You should consult with a tax professional to determine the tax implications of	PRINCIPAL RISKS

	Taxes	Location in the Prospectus
Tax Implications?
an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
OF INVESTING IN THE CONTRACT FEDERAL TAX CONSIDERATIONS
Conflicts of Interest
How are Financial Advisors Compensated?
Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay advisory fees. In addition, your financial advisor may receive compensation in the form of non-cash compensation. This conflict of interest may influence your financial advisor to recommend this Contract over another investment for which the financial advisor is not compensated or compensated less.
FEE BASED EXPENSES DISTRIBUTION OF THE CONTRACTS
Should I Exchange My Contract?
If you already own an insurance contract, some financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
THE ANNUITY CONTRACT – REPLACEMENT OF CONTRACTS

Appendix A
Investment Options Available Under The Contract
The following is a list of Shield Options currently available under the Contract. The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold. See Appendix I – Financial Intermediary Variations. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options, and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.brighthousefinancial.com/products/rates/. See “SHIELD OPTIONS,” “SHIELD RATES,” and “RATE CREDITING TYPES” sections in the prospectus for more information. Depending on the terms of the GLWB Supplement applicable to your Contract, you may not be able to invest in certain Shield Options.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information.
Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
S&P 500® Index	Market Index	1 Year	25%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Step Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Edge Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Step Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Edge Rate
S&P 500® Index	Market Index	2 Year	15%	3%	Step Rate
S&P 500® Index	Market Index	2 Year	15%	3%	Edge Rate
S&P 500® Index	Market Index	2 Year	10%	3%	Step Rate
S&P 500® Index	Market Index	2 Year	10%	3%	Edge Rate
S&P 500® Index	Market Index	3 Year	15%	6%	Cap Rate
S&P 500® Index	Market Index	3 Year	10%	6%	Cap Rate
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate
Russell 2000® Index	Market Index	1 Year	25%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Step Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Edge Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Step Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Edge Rate
Russell 2000® Index	Market Index	2 Year	15%	3%	Step Rate
Russell 2000® Index	Market Index	2 Year	15%	3%	Edge Rate
Russell 2000® Index	Market Index	2 Year	10%	3%	Step Rate
Russell 2000® Index	Market Index	2 Year	10%	3%	Edge Rate
Russell 2000® Index	Market Index	3 Year	15%	6%	Cap Rate
Russell 2000® Index	Market Index	3 Year	10%	6%	Cap Rate
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	25%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Step Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Edge Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Step Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Edge Rate
MSCI EAFE Index	Market Index	2 Year	15%	3%	Step Rate
MSCI EAFE Index	Market Index	2 Year	15%	3%	Edge Rate
MSCI EAFE Index	Market Index	2 Year	10%	3%	Step Rate
MSCI EAFE Index	Market Index	2 Year	10%	3%	Edge Rate
MSCI EAFE Index	Market Index	3 Year	15%	6%	Cap Rate
MSCI EAFE Index	Market Index	3 Year	10%	6%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	25%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Step Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Edge Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Step Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Edge Rate
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Step Rate
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Edge Rate
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Step Rate
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Edge Rate
Nasdaq-100 Index®	Market Index	3 Year	15%	6%	Cap Rate
Nasdaq-100 Index®	Market Index	3 Year	10%	6%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%.

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT” section in the prospectus and Appendix E in the prospectus for information regarding the Fixed Account.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2 The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in the Fixed Account Rider attached to your Contract and applies only to amounts in the Fixed Account.

The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF251?site=BHF1.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000261172